Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Quarterly Report of Dynamic Health Products, Inc. (the “Company”) on Form 10-QSB for the quarterly period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Mandeep K. Taneja, President (Principal Executive Officer) of the Company, and Cani I. Shuman, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mandeep K. Taneja	/s/ Cani I. Shuman

Mandeep K. Taneja President (Principal Executive Officer) August 14, 2002	Cani I. Shuman Chief Financial Officer August 14, 2002